Exhibit 10.8
                        AMENDMENT TO TERM LOAN AGREEMENT
                                  AND TERM NOTE


         This Amendment, dated as of the date set forth below, is by and between the bank (the "Bank") and the borrower (the "Borrower") identified below.


                                    RECITALS

         The Bank and Borrower acknowledge the following:

         A. The Bank and the Borrower have executed a Term Loan Agreement (the "Agreement", and the Borrower has executed a Term Note (the "Note") both dated February 19, 1996, and the Borrower has executed certain other related documents (collectively the "Loan Documents") setting forth the terms and conditions upon which the Borrower may obtain a term loan from the Bank in an amount of $3,000,000.

         B. The Bank and the Borrower now wish to amend the Agreement pursuant to the terms and provisions of this Amendment to Term Loan Agreement (the "Amendment"),


                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the recitals and mutual agreements which follow and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower agree as follows:

         1. Extension of Maturity Date. The reference to "February 19, 1997" in the Note as the maturity date of the loan is hereby deleted and replaced with "February 19, 1998."

         2. Bank Name. The references to "BNC National Bank, Minnesota" in the Agreement and the Note are deleted and replaced with "BNC National Bank of Minnesota."

         3. Primary Capital to Assets. Paragraph 4.15 (a) is deleted and replaced with the following:

             (a)  Primary Capital to Assets of at least 7%.

         4. Return on Assets. Paragraph 4.15 (d) of the Agreement is deleted and replaced with the following:

             (d) an average return on Assets for BNC National Bank of at least .75%; and an average return on Assets of BNC National Bank of Minnesota of at least .25%.

         5. Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. All warranties and representations contained therein are hereby reconfirmed. All collateral previously given to secure the Agreement continues as security and all guarantees remain in full force and effect. This is an amendment, not a novation.

         6. Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and Bank, and approval by all guarantors (if any) and any other third party required by the Bank.



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          7.  No Waiver  of  Defaults;  Warranties.  This Amendment shall not be construed as or be deemed to be a waiver by the Bank of Existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

          8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.


         9. Authorization. The Borrower and all guarantors (if any) represent and warrant that the execution, delivery and performance of this Amendment and the documents referenced herein are within the corporate or partnership powers (as applicable) of the Borrower and all corporate or partnership guarantors, and have been duly authorized by all necessary corporate or partnership action.

         Dated as of February 11, 1997.


                                             BNCCORP, INC.,
                                             A Delaware corporation


                                       By:     /s/ Gregory K. Cleveland
                                          --------------------------------------
                                            Name and Title:   President
                                                           ---------------------


                                            FIRSTAR BANK MILWAUKEE, N.A. (Bank)


                                       By:    /s/ Stephen J. Moore
                                          --------------------------------------
                                            Stephen J. Moore, Vice President



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